UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2007

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

001-33004	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)

2635 N. Crescent Ridge Drive The Woodlands, Texas (Address of Principal Executive Office)	77381 (Zip Code)

Registrant’s telephone number, including area code:  (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communication pursuant to Rule 144d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           After receiving comments from the Securities & Exchange Commission regarding Opexa Therapeutics, Inc.’s (the “Company”) Annual Report on form 10-KSB filed March 16 2007, the Company’s management reviewed the appropriateness of the capitalization of certain costs of acquiring various intellectual property rights versus treatment of such costs as a period expense for the period in which such rights were acquired.  Management then reported the results of its review to the Company’s Board of Directors (the “Board”). On November 28, 2007, the Board concluded that the prior accounting treatment of these rights should be changed and consequently, financial statements and all earnings and press releases including financial statements and similar communications issued by the Company relating to periods beginning on or after June 30, 2004, should no longer be relied upon, including the Company’s financial statements for fiscal years ended 2004, 2005 and 2006, the interim periods contained therein, and the fiscal quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

The Company intends to file with the SEC any financial statements required to be restated and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and its Quarterly Report on Form 10−QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 within the next two weeks.

The Company has discussed this matter with Malone & Bailey, PC, the Company’s independent registered public accounting firm.

Forward-Looking Statements

Some of the statements contained in this report discuss future expectations, contain projections of results of operations or financial condition, or state other "forward-looking" information. The words "believe," "intend," "plan," "expect," "anticipate," "estimate," "project," "goal" and similar expressions identify such statement was made. These statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and is derived using numerous assumptions. Factors that might cause or contribute to such a discrepancy include, but are not limited to inability to complete restated financials within the time anticipated and the risks discussed in our other SEC filings. We do not promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Future events and actual results could differ materially from those expressed in, contemplated by, or underlying such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OPEXA THERAPEUTICS, INC.

By:	/s/ David B. McWilliams
David B. McWilliams
President and Chief Executive Officer

DATE:  November 29, 2007